EXHIBIT 10.3

EXECUTION COPY

MASTER AGREEMENT FOR PRINTING SERVICES

Dated as of March 31, 2005

By and between

DEX MEDIA INC., on behalf of itself and
its subsidiaries DEX MEDIA EAST LLC & DEX MEDIA WEST LLC

and

QUEBECOR WORLD (USA) INC.

TABLE OF CONTENTS

ARTICLE 1 SCOPE OF SERVICES	1
1.1 Engagement of Quebecor	1
1.2 Exclusivity	2
1.3 Right of First Refusal	3
1.4 Consideration /Volume	3
ARTICLE 2 SPECIFICATIONS AND SCHEDULING	4
2.1 Specifications, Requirements and Quality Control	4
2.2 Printing and Delivery Schedule	5
2.3 Reprints and Secondary Printings	6
2.4 Incremental Costs	7
ARTICLE 3 LOCATION(S), DELIVERY AND STORAGE	7
3.1 Location	7
3.2 Ready Dates	8
3.3 Storage	8
3.4 Preparation and Delivery	8
3.5 Acceptance	9
3.6 Risk of Loss and Title	9
ARTICLE 4 FACILITIES, LABOR, AND MATERIALS	9
4.1 Labor, Tools, Materials and Facilities	9
4.2 Dex Property	10
4.3 Dex Premises	10
4.4 Compliance With Laws; Dex’s Code of Business Ethics and Conduct	10
4.5 Paper for Printing	11
ARTICLE 5 INTELLECTUAL PROPERTY; IMPROVEMENTS TO FACILITIES, TECHNOLOGY AND PROCESSES	11
5.1 Intellectual Property Rights and Work Product	11
5.2 Initial Improvements	12
5.3 Additional Improvements	13
ARTICLE 6 DISASTER RECOVERY PLAN	14
6.1 Disaster Recovery Plan	14
6.2 Periodic Testing and Updating	14
ARTICLE 7 PRICING	14
7.1 Pricing Schedule	14
7.2 Price Revision	15
7.3 Pricing Research	15
7.4 Overruns/Underruns	15
7.5 Base MPP Rates	15
7.6 Price Reduction Related to Initial Improvements	16
ARTICLE 8 INVOICING AND PAYMENT	16
8.1 Payments to Quebecor	16
8.2 Invoices	16
8.3 Payment of Undisputed Charges	16
8.4 Disputed Charges	17
8.5 Overpayment	17

i

ARTICLE 9 RELATIONSHIP MANAGERS, MEETINGS, REPORTING, INSPECTIONS, AND AUDITS	17
9.1 Relationship Managers	17
9.2 Role and Responsibilities of the Relationship Managers	17
9.3 Meetings	18
9.4 Decisions of Relationship Managers and Escalation of Disputes	18
9.5 Reporting	19
9.6 Inspection and Audit Rights	19
9.7 Record Retention	20
ARTICLE 10 CONFIDENTIAL INFORMATION	20
10.1 Confidential Information	20
10.2 Exclusions from Confidentiality Obligation	20
10.3 Use and Disclosure Restrictions	21
10.4 Return or Destruction	21
ARTICLE 11 REPRESENTATIONS AND WARRANTIES	21
11.1 Representations and Warranties by Quebecor	21
11.2 Representations and Warranties by Dex	22
11.3 Mutual Representations and Warranties	22
11.4 Exclusive Warranties	23
ARTICLE 12 INDEMNIFICATION	23
12.1 Definition of “Claims”	23
12.2 Indemnification by Quebecor	23
12.3 Indemnification by Dex	24
12.4 Notice and Process	24
12.5 Defense of a Claim	25
12.6 No Indemnification Obligation	25
12.7 Remedies Cumulative	25
ARTICLE 13 LIMITATION OF LIABILITY	25
13.1 Consequential Damages	25
13.2 Claims; Limitations of Liability	26
13.3 Subscribers/Advertisers Claims	26
13.4 Material Submitted by Dex	26
ARTICLE 14 INSURANCE	27
14.1 Maintenance of Insurance	27
14.2 Workers’ Compensation Insurance	27
14.3 Employer’s Liability or “Stop Gap” Insurance	27
14.4 Commercial General Liability and Errors & Omissions Insurance	27
14.5 Comprehensive Automobile Liability Insurance	27
14.6 The Insurance Limits	28
14.7 Property Insurance	28
ARTICLE 15 TERM AND TERMINATION	28
15.1 Term of Agreement	28
15.2 Breach	29
15.3 Right to Cure and Event of Default	29
15.4 Termination for Cause	29
15.5 Termination for Insolvency or Cessation of Business	29

15.6 Transitional Services	30
15.7 Remedies Cumulative	30
ARTICLE 16 FORCE MAJEURE	31
16.1 Force Majeure Condition	31
16.2 Notice and Mitigation	31
16.3 Alternate Services and Termination	31
ARTICLE 17 DISCONTINUANCE/CANCELLATION	32
17.1 Discontinuance/Cancellation	32
17.2 Sale of Directory Title(s)	32
ARTICLE 18 JOINT AND SEVERAL LIABILITY	33
18.1 Dex Media East and Dex Media West	33
ARTICLE 19 DISPUTE RESOLUTION, GOVERNING LAW, JURISDICTION AND VENUE	33
19.1 Dispute Process	33
19.2 Escalation of Disputes	33
19.3 Arbitration	34
19.4 Governing Law; Jurisdiction	34
19.5 Service of Process	35
19.6 Waiver of Jury Trial	35
ARTICLE 20 MISCELLANEOUS	35
20.1 Representatives and Notices	35
20.2 Independent Contractors	36
20.3 IRS Time Reporting Requirements	36
20.4 No Recruiting	37
20.5 Disclosure and Publicity	37
20.6 Expenses	37
20.7 No Dependence	37
20.8 Taxes and Fees	38
20.9 Time of Essence	38
20.10 Entire Agreement	38
20.11 Amendments	38
20.12 Headings	38
20.13 No Construction Against the Drafting Party	38
20.14 No Third Party Beneficiaries	39
20.15 Waivers	39
20.16 Severability	39
20.17 Survival	39
20.18 Assignment; Change of Control	39
20.19 Binding Effect and Facsimile Signatures	40
Schedule 1.1 Quebecor Existing Directory Titles	42
Schedule 1.2 Covers	43
Schedule 1.3 Dex Plus Directory Titles	44
Schedule 1.4 Incremental Directory Titles	45
Schedule 1.5 Tab Inserts	46
Schedule 1.6 Movers Guide	47
Schedule 2 Base Volumes	48

MASTER AGREEMENT FOR PRINTING SERVICES

     THIS MASTER AGREEMENT FOR PRINTING SERVICES (this “Agreement”) is entered into as of March 31, 2005 (the “Execution Date”) by and between Dex Media, Inc., a Delaware corporation having its principal office at 198 Inverness Drive West, Englewood, Colorado, 80112, U.S.A., on behalf of itself and its subsidiaries Dex Media East LLC and Dex Media West LLC (collectively “Dex”), and Quebecor World (USA) Inc., a Delaware corporation having an office at 291 State Street, North Haven, Connecticut, 06473 (“Quebecor”).

R E C I T A L S:

     WHEREAS, Dex publishes white pages and yellow pages print telephone directories in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington and Wyoming (collectively, the “Dex States”); and

     WHEREAS, Quebecor has printing facilities in North America and provides directory printing services to various telephone directory publishers in North America; and

     WHEREAS, Dex wishes to engage Quebecor to print, and Quebecor is willing and able to print, certain Dex telephone directories, all on the terms and subject to the conditions stated herein;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby covenant and agree as follows:

ARTICLE 1

SCOPE OF SERVICES

     1.1 Engagement of Quebecor.

     Subject to the terms and conditions of this Agreement, Dex hereby engages Quebecor and Quebecor hereby agrees to print the white pages and yellow pages print telephone directories, covers and awareness product(s) ordered by Dex (collectively the “Directory Titles”) for those geographic areas which are identified by and included within the titles listed on Schedules 1.1, 1.2, 1.3, 1.5, 1.6 and (subject to the provisions of Section 1.2(c)) 1.4, which are attached hereto and incorporated by this reference. Quebecor’s printing of the Directory Titles in accordance with the terms of this Agreement shall be collectively referred to hereinafter as the “Services”; and Quebecor’s printing of a particular Directory Title may be referred to hereinafter as an individual “Service”. For the purposes of this Agreement “print” or “printing” shall include pre-flight, plate-making, printing and binding of the Directory Titles. For purposes of this Agreement, the term “directory(ies)” shall include Dex’s awareness product(s).

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     1.2 Exclusivity

     (a) Subject to the terms and conditions of this Agreement, Dex’s engagement of Quebecor with respect to the provision of the Services shall be exclusive only as to the following:

(i)	printing the initial quantity, and any and all extra copies and reprints, of each Directory Title for each year during the Term (as defined in Section 15.1 below), but only if and to the extent that Dex elects to print such Directory Title during such year (respectively, the “Initial Printing”, “Reserves” and “Reprints”);

(ii)	printing the successor directory if the geographic area covered by any Directory Title is reduced for any reason (a “Reduced Title”);

(iii)	printing the successor directory(ies) if the geographic area covered by any Directory Title is divided into more than one Directory Title (a “Divided Title”);

(iv)	printing the successor directory if the geographic areas covered by any two or more Directory Titles are combined into a single new directory title (a “Combined Title”); and

(v)	printing the successor directory if the name of any Directory Title is changed but nevertheless covers a geographic area substantially similar to a geographic area identified on Schedules 1.1, 1.2, 1.3, 1.5, 1.6 and (subject to the provisions of Section 1.2(c)) 1.4 (a “Revised Title”).

     (b) Except as set forth in Section 1.2(a) (and subject to the provisions of Section 1.2(b)(ii) and Section 1.2(c)), Dex’s engagement of Quebecor hereunder is non-exclusive. Without limiting the generality of the foregoing, Quebecor shall have no right hereunder to print any directories for Dex, and Dex shall have the right to use other vendors to provide printing services, with respect to the following, which shall hereinafter be collectively referred to as “New Opportunities”:

(i)	printing a directory for any geographic area which is outside of the geographic areas covered by the Directory Titles (including, without limitation, outside the Dex States) (a “New Directory”);

(ii)	printing a new directory for any geographic area that includes an area outside of the geographic areas identified on Schedules 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6, but that also includes one or more areas covered by the Directory Titles (a “Spin-Off Directory”), but only to the extent the relevant Spin-Off Directory does not replace any Directory Title(s) printed by Quebecor and to the extent printing of the relevant Directory Title(s) is not cancelled by Dex by reason of the printing of any such Spin Off Directory (in which event Quebecor shall have an exclusive

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

right to print such Spin Off Directory in accordance with the provisions of this Agreement);

(iii)	printing any directory other than the white pages or yellow pages print telephone directories listed in Schedules 1.1,1.2, 1.3, 1.4, 1.5 and 1.6 (a “New Product”); and

(iv)	printing any new section not previously part of an existing Directory Title to be submitted to Quebecor for insertion and binding into such Directory Title (a “New Section”).

     (c) Quebecor shall have the exclusive right to print all of the Directory Titles listed on Schedule 1.4 beginning on January 1, 2012 and continuing thereafter until expiration or termination of this Agreement, unless Quebecor is not in full compliance with Section 5.2 and Article 7 of this Agreement.

1.3 Right of First Refusal.

     Quebecor shall have a right of first refusal with respect to each New Opportunity subject to the following terms and conditions:

     (a) Dex shall give Quebecor prior written notice of any New Opportunity.

     (b) Within ten (10) days after its receipt of Dex’s written notification, Quebecor may deliver an initial bid to Dex for such New Opportunity, which bid shall include Quebecor’s proposed pricing, scheduling, facilities, labor and materials to be used, volumes, capacity and quality standards with respect to such New Opportunity, and which initial bid shall be no higher than the Contract Price in effect for that year of the Term, provided that the specifications for such New Opportunity shall be comparable to the Specifications (as that term is defined in Section 2.1(a)).

***

     (f) Quebecor’s right of first refusal with respect to any such New Opportunity shall be subject to the parties’ execution, within thirty (30) days after the award of the New Opportunity to Quebecor, of a mutually acceptable Addendum to this Agreement which will: (i) be consistent with the terms of the Quebecor bid accepted by Dex, and (ii) incorporate by reference the other terms and conditions of this Agreement. If a mutually acceptable definitive written Addendum is not executed within such thirty (30) day period, Dex shall have the right to contract with a third party with respect to the New Opportunity in question.

***

     1.4 Consideration /Volume.

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (a) In consideration of the Term of this Agreement, the new Directory Titles listed in Schedules 1.2, 1.3, 1.4, 1.5 and 1.6 and the Base Volumes set forth in Schedule 2 hereto, Quebecor has agreed to terminate the Existing Agreement (as defined in Section 20.10) and to grant Dex the net pricing listed in Schedule 8 hereto, which represents substantial reductions compared with the pricing contained in the Existing Agreement.

     (b) Quebecor understands and agrees that Dex’s business and its marketplace will undergo changes and fluctuations throughout the Term. Accordingly, Quebecor acknowledges and agrees that nothing in this Agreement shall be interpreted as a commitment or a guarantee by Dex concerning:

(i)	the number of pages to be printed for any particular Directory Title in any given year (it being understood that, subject to the provisions of Section 2.2, Dex hereby reserves the right to increase or decrease such number of pages in its sole discretion),

(ii)	the number of copies of any particular Directory Title to be printed in any given year (it being understood that, subject to the provisions of Section 2.2, Dex hereby reserves the right to increase or decrease such number of copies in its sole discretion), and

(iii)	the number of Directory Titles to be printed in any given year (it being understood that Dex hereby reserves the right to discontinue the publication of any Directory Title(s) listed in Schedules 1.1, 1.2, 1.3, 1.4, 1.5 or 1.6 at any time in its sole discretion and in accordance with Section 17.1 hereof). As used herein, the term “discontinuance” shall be deemed to mean a total, permanent cessation of publishing any Directory Title by Dex or any other entity, including, without limitation, any successor, assignee, lessee, licensee, transferee or affiliate of Dex.

     (c) On or prior to October 1st of each year during the Term of this Agreement, Dex agrees to provide Quebecor with a projection of the total number of pages to be printed by Quebecor during the next calendar year. Subject to the terms of Section 1.4(b) above, this projection will be an estimate only, and not an obligation, guarantee or commitment of any kind whatsoever.

ARTICLE 2
SPECIFICATIONS AND SCHEDULING

     2.1 Specifications, Requirements and Quality Control.

     (a) Quebecor shall perform the Services and prepare and print the Directory Titles in accordance with the specifications that are designated in writing by Dex from time to time in accordance with the provisions of this Article 2 (the “Specifications”) and with the service levels and quality control procedures set forth in Schedule 3 hereto, as may be amended from time to time by the parties. The initial Specifications are set forth in Schedule 4, which is attached hereto and incorporated by this reference.

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (b) At its option, Dex may review, modify, update, delete, and add Specifications at any time, provided written notice thereof is given to Quebecor at least thirty (30) days prior to the date on which such change is to be implemented; provided, however, that Dex shall provide Quebecor with such longer notice period as is commercially reasonable in the event Dex’s changes will materially revise the Specifications. Within ten (10) days after the date of Dex’s notice, Quebecor shall give Dex a detailed and itemized written notice if such change in the Specifications will result in any change in Quebecor’s direct actual costs to perform the Services and provide any comments or suggestions with respect to such change. Thereafter, Dex may proceed with, revise, or retract such change in its sole discretion. Quebecor shall implement the change as described, and on the date specified in Dex’s original written notice, unless Dex gives Quebecor a new written notice of a revision to, or retraction of, such change within fifteen (15) days of Quebecor’s notice. *** If a dispute arises relating to implementation of revised Specifications and cost increases or decreases under this clause, either party may commence the dispute resolution procedure pursuant to Article 19 to resolve that dispute.

     (c) If Quebecor receives written notice of a change in Specifications from Dex that Quebecor is unable or refuses to implement within the specified timeframe, then Quebecor shall immediately notify Dex thereof in writing. If Quebecor is unable to implement the change within the specified timeframe, Quebecor’s notice shall explain why the change cannot be implemented on the specified date and present Quebecor’s proposed plan and date for implementing the requested change. If, following Dex’s delivery of the notice described in Section 2.1(b), Quebecor is unable or refuses to implement the change in Specifications within the specified timeframe, Dex shall have the right to move any and all Services affected by the change to another vendor until such time as Quebecor is capable of implementing the change in Specifications. If Dex exercises its right to move any of the Services under this Section, Quebecor shall cooperate in good faith with Dex and the other vendor, and use all reasonable efforts to facilitate an efficient, orderly and smooth transition to (and from) such other vendor.

     2.2 Printing and Delivery Schedule.

     (a) Quebecor shall perform the Services and print and deliver the Directory Titles in accordance with the printing and delivery schedule as agreed by the parties from time to time (the “Printing and Delivery Schedule”). The initial Printing and Delivery Schedule for the calendar year 2005 is incorporated in Schedules 1.1, 1.2, 1.3, 1.5 and 1.6. All Printing and Delivery Schedules for succeeding years (and changes thereto) shall be prepared in accordance with the provisions of Section 2.2(b), be attached hereto, and shall become a part of this Agreement. If, for any reason other than a Force Majeure Condition, Quebecor fails to perform the Services in accordance with the applicable Printing and Delivery Schedule, then Quebecor shall reimburse Dex for any and all actual additional costs incurred by Dex that are specifically and directly attributable to such failure, including: (i) additional distribution, transportation, warehousing, travel or employment costs (including actual overtime costs) and (ii) any fines, penalties or similar charges assessed by any governmental or regulatory agency, but excluding any allocation of overhead charges, lost profits or consequential damages (subject to the limitations contained in Article 13 hereof).

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (b) On or about June 15, 2005 and as of each June 15th of each year thereafter during the Term hereof, Dex shall provide Quebecor with a copy of the Printing and Delivery Schedule for the following calendar year. On or about July 1, 2005 and as of September 15th of each year thereafter during the Term hereof, the parties shall meet to review such Printing and Delivery Schedule and discuss any issues concerning such new Schedule, including preferential loading of available capacity (i.e., Quebecor providing priority to performing the Services at specific Quebecor facilities in North America) and additional costs options, if any. By October 1 of each year during the Term, Quebecor and Dex will mutually agree on the Printing and Delivery Schedule for the following year (it being understood that any resulting price increase or decrease will be subject to the mutual agreement of the parties). Quebecor shall use its best efforts to accommodate and agree to each Printing and Delivery Schedule provided by Dex pursuant to this Section 2.2(b). If Quebecor agrees to implement a new Printing and Delivery Schedule, but is unable to meet Dex’s required ship date for a particular Directory Title set forth in such Printing and Delivery Schedule, then Dex shall have the right to move any such Directory Title(s) to another vendor as described in subsection (d) below.

     (c) The parties acknowledge and agree that in order to fulfill the purpose of this Agreement, changes to the Printing and Delivery Schedule must be considered an ongoing and iterative process. At its option, Dex, at no additional charge, may make changes to the Printing and Delivery Schedule for any calendar year, at any time, so long as: (i) Dex gives Quebecor at least thirty (30) days prior written notice of such changes in the case of any Directory Title with 56,000 MPPs or less (a “Small Title”) and (ii) in the case of any other Directory Title (a “Large Title”) (A) the date changes are seven (7) days or less; and (B) Dex gives Quebecor at least ninety (90) days prior written notice. If Dex proposes more extensive changes (a “Material Change”), Quebecor shall promptly advise Dex if any such Material Change in the Printing and Delivery Schedule will result in any change in Quebecor’s Incremental Costs and provide any comments or suggestions with respect to such change. Thereafter, Dex may proceed with, revise, or retract such Material Change in its sole discretion. Quebecor shall implement the Material Change as described in Dex’s original written notice unless Dex gives Quebecor a new written notice of a revision to, or retraction of, such Material Change within fifteen (15) days of Quebecor’s notice. ***

     (d) If Dex exercises its right to move any of the Services under this Section, Quebecor shall cooperate in good faith with Dex and the other vendor, and use all reasonable efforts to facilitate an efficient, orderly and smooth transition to (and from) such other vendor.

     (e) Dex shall use its best efforts to provide Quebecor with reasonable advance notice of any material change in the number of pages in any particular Directory Title or in the number of copies thereof.

     2.3 Reprints and Secondary Printings.

     (a) In the event it is necessary to replace or supplement a defective Directory Title (a “Reprint”) as a result of an act or omission of Dex, Quebecor shall print and deliver such Reprints pursuant to Dex’s direction: (i) within four (4) weeks of Dex’s request and at ***% of

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

the price charged per directory for printing the original quantity (in the case of any Small Title) and (ii) within six (6) weeks of Dex’s request and at ***% of the price charged per directory for printing the original quantity (in the case of any Large Title). If Dex requests a quicker delivery of any such Reprint, Quebecor shall not be required to meet such request unless the parties mutually agree on the price and other terms and conditions relating to the printing and delivery of such Reprint. If it is necessary to print and deliver a Reprint as a result of any act or omission of Quebecor, Quebecor shall perform such Reprint in the relevant timeframe described above and shall bear all costs of such Reprint, subject to the limitations contained in Sections 13.1 and 13.2 of this Agreement.

     (b) In the event it is necessary to reprint a Directory Title other than by reason of a defect therein (a “Secondary Printing”), and provided that Dex’s original printed quantity for such Directory Title is equal to or larger than the quantity of such Directory Title printed in the immediately preceding year, Quebecor shall print and deliver such Secondary Printing pursuant to Dex’s direction within ninety (90) days of Dex’s request and at ***% of the price charged per directory for printing the original quantity (provided that such obligation shall terminate twelve (12) months following the date that the printing of the original quantity was completed). If the original printed quantity for such Directory Title is less than the quantity of such Directory Title printed in the immediately preceding year, then the price charged for such Secondary Printing shall be the then-current price as set forth in Schedule 8.

     2.4 Incremental Costs.

     (a) As used in this Agreement, the term “Incremental Costs” means all changes in costs of Quebecor that occur as a result of the specific change, change in Specifications, Additional Improvement (as that term is defined in Section 5.3) or other action in question (an “Objective”), including without limitation the change in costs specifically attributable to the achievement of the Objective and any capital investment required to achieve the Objective. For purposes of Sections 2.1(b) and 2.2(c), Quebecor’s Incremental Costs shall: ***

     (b) If capital investment is included in the identified Incremental Costs, then (i) if the capital investment is equal to or less than $***, it shall be charged to the Objective or (ii) if the capital investment is greater than $***, Quebecor and Dex shall mutually review and agree on a business case to justify the capital expenditure and to amortize the capital investment and required rate of return over the normal amortization period for the asset; provided that Dex shall be required to pay, as a percentage of such amortized costs, no more than an amount proportional to the capacity of the capital investments/improvements used by Dex.

ARTICLE 3
LOCATION(S), DELIVERY AND STORAGE

     3.1 Location.

     (a) Subject to the provisions of Section 3.1(b), all Services shall be performed at Quebecor’s printing plant located in *** and at such other Quebecor printing plant(s) as may be

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

mutually agreed to and identified in the Printing and Delivery Schedule relating to each year during the Term (each, an “Other Plant”). In assessing the suitability of an Other Plant for Quebecor’s provision of the Services, the parties agree to take into consideration the objective of minimizing the freight costs associated with printing and picking up the relevant Directory Title(s) at such Other Plant.

     (b) Notwithstanding the provisions of Section 3.1(a), Schedule 5 sets forth the mutually agreed locations of: (i) the Quebecor printing plants at which the Directory Titles will be printed commencing on the Execution Date and (ii) the Quebecor printing plants to which certain Directory Titles will be transferred in the future. In the event the location of the printing of a Directory Title is changed to a location different than the relevant location identified in Schedule 5, a freight true up process (the “Freight True-Up Process”) will be performed. ***

     3.2 Ready Dates.

     Quebecor shall have all directories ready for pick-up by Dex or its designee(s) at the *** (and the relevant Other Plants, as applicable) in accordance with the quantities, schedule and requirements specified in the Printing and Delivery Schedule. If at any time Quebecor has reason to believe that any particular Directory Title will not be ready as scheduled, Quebecor shall immediately notify Dex of the anticipated delay.

     3.3 Storage.

     Quebecor shall hold, and safely store, any and all Directory Titles that are ready for pick-up until the date specified for pick-up or delivery of that Directory Title on the Printing and Delivery Schedule or until such directories are actually picked up, whichever is later. If no pick-up date is specified on the Printing and Delivery Schedule for a Directory Title, then Quebecor shall promptly notify Dex and Dex shall specify a pick-up date for such Directory Title as soon as reasonably possible. Dex shall not be charged for any storage of directories unless such directories remain in storage for more than *** calendar days after the scheduled date for pick-up by Dex or its designee(s).

     3.4 Preparation and Delivery.

     (a) Quebecor shall, at its own cost, prepare for transport and suitably pack all directories to prevent damage and deterioration. All packages will be marked according to the requirements set forth in Schedule 4;

     (b) Each Directory Title shall be delivered to Dex F.O.B. the relevant Quebecor printing plant at which the printing of such Directory Title took place (or such other F.O.B. point as may be mutually agreed to by the parties).

     (c) Quebecor may not make any early deliveries without Dex’s prior written authorization.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (d) To the extent the parties mutually agree to print one or more Directory Titles outside the United States, Quebecor shall be responsible for procuring, at its own expense, all customs and related authorizations necessary to import such Directory Titles into the United States.

     3.5 Acceptance.

     All directories delivered by Quebecor shall be subject to final inspection and acceptance by Dex. Final inspection will be made within a reasonable time (and in any event within thirty (30) calendar days) after the date Dex’s initial distribution of the directories in question has been completed. Dex may reject any or all of the directories that do not strictly conform to the terms of this Agreement and the Specifications. Payment for any directories shall not constitute acceptance pursuant to this Section 3.5. If: (i) Dex rejects any directories that do not strictly conform to the terms of this Agreement and the Specifications and (ii) the parties mutually agree in good faith that such lack of conformity was solely due to Quebecor’s error or omission, then Dex shall have the rights and recourses set forth in Article 13 hereof.

     3.6 Risk of Loss and Title.

     The risk of loss for and title to each of the directories shall vest in Dex when such directories have been picked up by Dex or its designee(s).

ARTICLE 4
FACILITIES, LABOR, AND MATERIALS

     4.1 Labor, Tools, Materials and Facilities.

     Upon execution and throughout the Term of this Agreement, Quebecor covenants that:

     (a) Except as provided in Section 4.5 below, Quebecor will provide all labor, tools, equipment, material and facilities necessary to perform the Services and fulfill its obligations hereunder on a timely basis in accordance with this Agreement;

     (b) All Quebecor’s tools, equipment, materials and facilities will be maintained in good operating condition, and all commercially reasonable repairs and replacements thereof will be made on a timely basis to enable Quebecor to perform its obligations in accordance with this Agreement;

     (c) Quebecor shall employ or contract with all labor necessary to perform the Services and fulfill its obligations hereunder on a timely basis in accordance with this Agreement, and Quebecor shall use all reasonable efforts to avoid any and all labor shortages, slowdowns, strikes, and walkouts and to promptly resolve any labor disputes that might affect its performance of this Agreement in any way;

     (d) Quebecor shall use all commercially reasonable efforts to update, upgrade, increase, and improve its labor force, tools, equipment, materials, processes and facilities to

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

remain consistent with best industry practices and standard, including taking all such action as otherwise required by Article 5 hereof, and to comply with the Specifications and Schedules as may be amended from time to time;

     (e) Quebecor will, at its own cost and expense, maintain and renew any and all approvals, bonds, licenses, permits, and consents which are necessary to perform its obligations in accordance with this Agreement;

     (f) Quebecor shall not subcontract any of its obligations under this Agreement to any third parties without the prior written consent of Dex, which shall not be unreasonably delayed or withheld; and

     (g) Quebecor shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental or regulatory agency orders.

     4.2 Dex Property.

     Any and all tools, equipment, materials, software, documents, records, information, and other items whatsoever (in whatever form or media) which are furnished to Quebecor by Dex (or any of Dex’s representatives or agents), including without limitation paper, are and will remain the property of Dex (“Dex Property”). While in Quebecor’s possession, Quebecor shall safeguard and maintain all Dex Property in good condition, shall bear the risk of loss and maintain proper insurance therefor, and shall not use any Dex Property for any purpose other than its performance of the Services.

     4.3 Dex Premises.

     If and to the extent any party’s (“Party”) representatives, employees, contractors or agents (collectively “Party Personnel”) come onto any of the other party’s (“Other Party”) premises for any reason, the safety and health of such Party Personnel while on the Other Party’s premises will be the sole responsibility of the Party. While on the Other Party’s premises, the Party and the Party Personnel shall: (a) comply with all federal, state and local environmental, health and safety requirements, including those relating to the transportation, use and handling of hazardous materials and (b) comply with all Other Party’s rules and regulations. The Party will immediately report any accident, injury-inducing occurrence or property damage arising from the performance of its obligations hereunder. The Party will provide the Other Party with copies of any safety, health or accident report that the Party files with any third party with respect to the performance of its obligations hereunder.

     4.4 Compliance With Laws; Dex’s Code of Business Ethics and Conduct.

     Throughout the Term of this Agreement, each party shall, at its own cost and expense, (a) pay all fees and comply with all federal, state and local laws, ordinances, rules, regulations and orders applicable to the performance of its obligations hereunder, and (b) comply with Dex’s Code of Business Ethics and Conduct which can be found on Dex’s website at www.dexmedia.com, and a copy of which is attached to this Agreement as Schedule 11 as

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

reference. Dex shall notify Quebecor of any material change in such Code and any such change shall only apply to Quebecor upon receipt of such notification by Quebecor.

     4.5 Paper for Printing.

     (a) The terms and conditions pursuant to which Dex shall purchase and deliver paper for the Directory Titles to be produced by Quebecor hereunder are described in Schedule 9.

     (b) Quebecor shall be responsible for designing, implementing and monitoring such internal controls and procedures as shall be necessary to effectively track and provide Dex with accurate reporting with respect to all inventories of paper delivered to Quebecor by Dex pursuant to Section 4.5(a). Upon ten (10) days prior written notice, Dex shall have the right to appoint an independent auditor selected amongst the nationally recognized auditing firms to audit the effectiveness of Quebecor’s internal controls and procedures with respect to all inventories of paper delivered to Quebecor by Dex pursuant to Section 4.5(a). Within five (5) business days of such notice: (i) the parties will mutually agree upon the location and date of the audit and (ii) Dex will inform Quebecor of the requested scope of the audit (which shall be consistent with the limitations of the second sentence of this Section 4.5(b)). Audits will be conducted during normal business hours. The auditor appointed by Dex shall undertake to keep confidential any and all information he/she will be given access to and shall only have the right to communicate the results of its audit to Dex and Quebecor. Dex shall bear the costs of any such audit.

ARTICLE 5
INTELLECTUAL PROPERTY; IMPROVEMENTS TO FACILITIES, TECHNOLOGY AND PROCESSES

     5.1 Intellectual Property Rights and Work Product.

     (a) Dex shall exclusively own all of the intellectual property rights in and to all Directory Titles which are printed by Quebecor hereunder, including but not limited to all patents, copyrights, trade names, trademarks, trade secrets, service marks, proprietary indicia, symbols, moral rights and other intangible rights in and to the directories, and in particular the copyrights to the Directory Titles, the inside and outside cover designs, all guides and information, the compilation of listings, the classified headings, the graphics, artwork and layout and all other aspects of the directories (collectively the “Intellectual Property”). Quebecor shall have no rights or licenses of any kind whatsoever in the Intellectual Property.

     (b) All right, title and interest in and to any and all Directory Titles, inventions, documents, data, programs, and other tangible and intangible works of any kind hereafter produced by Quebecor and/or its permitted subcontractors solely and specifically for the performance of any Services or in the production of any Directory Titles for Dex under this Agreement (collectively, the “Work Product”) shall be promptly disclosed and furnished to Dex. All right, title and interest in and to the Work Product: (i) shall vest in Dex and be owned

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

by Dex outright as a matter of law and (ii) shall be deemed a “work made for hire.” To the extent such Work Product may not be considered a work made for hire, Quebecor assigns to Dex all right, title and interest in the Work Product, including all copyrights, patents and applications therefor. Upon request, and without charge, Quebecor agrees to reasonably assist Dex (including executing assignments and other papers) as may be required to protect, convey and enforce the rights of Dex in the Work Product.

     (c) Notwithstanding Section 5.1(b) above, Dex agrees that the term “Work Product” shall not include any Quebecor IP (as defined below) or commercially available third party software, hardware, tools or other products incorporated in the Directory Titles, or that are otherwise utilized by Quebecor in the performance of the Services, or the production of the Directory Titles. Quebecor shall not make the Work Product developed hereunder available to any third party without the prior written consent of Dex, and further acknowledges that such Work Product shall be regarded as Confidential Information (as that term is defied in Section 10.1) of Dex for all purposes.

     (d) Any software, utilities, solutions, designs, techniques, methods, methodologies, tools, processes, templates, data or other materials, information or intellectual property used or referenced by Quebecor in the performance of the Services and created or developed prior to the date of this Agreement, or that are not solely developed for the production of the Directory Titles hereunder, and any additions, enhancements or modifications thereto, and all patent, copyright, trademark, trade secret and other intellectual property rights related to any of the foregoing (collectively, “Quebecor IP”), shall remain the sole and exclusive property of Quebecor (or its licensor). Dex shall not obtain, whether pursuant to this Agreement, by estoppel, implication or otherwise, any license, right or other interest in or to any Quebecor IP except as otherwise expressly provided below in this Section 5.1(d). Quebecor shall and does hereby grant to Dex, its parent company and affiliates, a fully paid up, royalty-free, non-exclusive, transferable, irrevocable and perpetual right and license to use for its own internal business purposes, those portions of the Quebecor IP that are actually embedded into the Directory Titles furnished to Dex, if any, but only to the extent so incorporated, and not otherwise directly licensed by Dex.

     (e) Quebecor and its personnel may freely use and disclose, including, without limitation, in the performance of services for others, their general skills, knowledge, experience, and know-how, including, without limitation, general processes, concepts, methods, techniques and other residual information learned in the performance of the Services; provided, however, that under no circumstances shall this provision be construed so as to permit Quebecor, its employees and permitted subcontractors, to disclose any Confidential Information in violation of Quebecor’s obligations hereunder, or to use any Work Product owned by Dex, or otherwise developed for Dex hereunder, for any purpose unrelated to the performance of the Services and Directory Titles for Dex under this Agreement.

     5.2 Initial Improvements.

     Quebecor hereby represents and covenants to Dex that it is in the process of making those capital improvements identified and described in Schedule 6, which is attached hereto and

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

incorporated herein by this reference (the “Initial Improvements”). Quebecor will keep Dex informed on an ongoing basis of the progress it is making in the implementation of the Initial Improvements (including such information as may be reasonably helpful to Dex in connection with the renegotiation of its paper supply contracts). During ***, Quebecor’s obligations pursuant to the preceding sentence shall include keeping Dex informed of: (i) any backlogs that may affect the equipment necessary to implement the Initial Improvements and (ii) the steps Quebecor is taking to evaluate the equipment necessary to implement the Initial Improvements. Quebecor will: (i) order the equipment necessary to implement the Initial Improvements by *** and (ii) place such equipment into service by ***.

     5.3 Additional Improvements.

     (a) It is acknowledged and agreed that both parties have a vital economic interest in any and all developments, improvements and advances in the technology, equipment, manufacturing techniques and processes (whether or not requiring capital investment, such as processes that may be improved through time and motion studies), and materials that are used in or may be applied to the printing industry to improve the efficiency, quality, and/or accuracy of printing, and/or reduce costs and prices thereof (collectively “Additional Improvements”). Additional Improvements exclude all programs that are currently in place at Quebecor and all savings defined in Quebecor’s existing financial model concerning Dex and the Initial Improvements (it being understood that Quebecor represents and warrants that the pricing described in Article 7 fully reflects all programs that are currently in place at Quebecor and all savings defined in Quebecor’s existing financial model concerning Dex and the Initial Improvements). Both parties agree to work cooperatively to identify and implement Additional Improvements.

     (b) Quebecor agrees: (i) to devote all reasonable efforts to perform its own research and development of, and to investigate and explore third parties’ research and development of, Additional Improvements; (ii) to promptly advise Dex of any and all research and development which might affect this Agreement in any way; (iii) to promptly calculate and provide Dex with a detailed and itemized explanation of any and all Incremental Cost reductions and other, efficiencies and economies arising out of any Additional Improvement; and (iv) subject to the provisions of Section 2.4(b), to promptly implement Additional Improvements on an ongoing basis as and when each such Additional Improvement becomes available for use on commercially reasonable terms; provided however, that no Additional Improvement that materially modifies Quebecor’s obligations or performance under this Agreement, or increases Quebecor’s Incremental Costs or the prices payable by Dex, or otherwise adversely affects Dex in any manner shall be implemented by Quebecor without Dex’s prior written approval.

     (c) Dex may, but shall not be obligated to, perform its own research on and development of Additional Improvements and notify Quebecor thereof. Within thirty (30) days after receipt, Quebecor shall review and evaluate such research and development and advise Dex in writing of the feasibility, results and economic implications of implementing such Additional Improvement. If such Additional Improvement improves the efficiency, quality, and/or accuracy of printing, and/or reduces Quebecor’s Incremental Costs and is available for use on

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

commercially reasonable terms, then Quebecor shall, subject to the provisions of Section 2.4(b), promptly implement such Additional Improvement.

     (d) Quebecor shall pass on to Dex, when and as realized by Quebecor, ***% of any decrease in Quebecor’s Incremental Costs that is directly attributable to any Additional Improvement implemented by Quebecor hereunder.

ARTICLE 6
DISASTER RECOVERY PLAN

     6.1 Disaster Recovery Plan.

     Quebecor represents and covenants that it has and will maintain a reasonable disaster recovery plan that is sufficient to support its provision of Services and the performance of its obligations pursuant to the Agreement upon the occurrence of any Force Majeure Condition (as defined in Section 16.1 hereof) or Condition of Disaster (as defined in Schedule 7). The current disaster recovery plan for its *** plant and Other Plants that represent more than ***% of the total volume of Directory Titles provided hereunder is attached hereto as Schedule 7 (the “Disaster Plan”) and incorporated herein by reference. Quebecor represents and covenants that: (i) it will diligently comply with any and all provisions of the Disaster Plan at the *** and each Other Plant that represents more than ***% of the total volume of Services provided under this Agreement and that it will not materially modify or amend such Plan without Dex’s prior written approval. Any review or approval of the Disaster Plan by Dex shall not release Quebecor from its obligations under this Article.

     6.2 Periodic Testing and Updating.

     Quebecor shall periodically, and at least annually throughout the Term of this Agreement, test the procedures outlined in the Disaster Plan, including but not limited to testing the equipment, services, and facilities to be used in the event of a disaster within or directly affecting Quebecor’s operations. At each annual operations review meeting and at such other times upon Dex’s reasonable request, but not more than twice a year, Quebecor shall provide Dex with an overview and update of the Disaster Plan, duly consider any and all suggestions and comments from Dex, and promptly record and implement any mutually agreed upon changes to the Plan.

ARTICLE 7
PRICING

     7.1 Pricing Schedule.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (a) Schedule 8 attached hereto sets forth the mutually agreed price schedule for the Services. The prices set forth in Schedule 8 are based on the currently anticipated volumes for each year of the Term and are subject to change as set forth in this Article 7. The prices established by the Pricing Schedule or any price revision made thereto pursuant to the terms of this Article 7 are referred to herein as the “Contract Prices”. The prices set forth in Schedule 8 shall be applied retroactively to all services provided by Quebecor to Dex under the Existing Agreement as from January 1, 2005.

     (b) Notwithstanding anything to the contrary herein, if the total number of pages printed by Quebecor for Dex in any given calendar year of the Term is outside of the minimum and maximum limits set forth in Schedule 2 for the given calendar year, then the Contract Prices shall be adjusted as per the percentages included in such Schedule 2.

     7.2 Price Revision.

     (a) Schedule 8 includes different labor and material prices that shall come into force and replace any previously applicable prices as of January 1, 2005 (the “2005 Prices”), on *** and on *** respectively.

     (b) The 2005 Prices shall be firm until *** and shall be adjusted effective as of *** to reflect an amount equal ***

     7.3 Pricing Research.

     (a) In October of each year during the Term starting in October 2008, Quebecor and Dex may ***

     (b) The audit shall consist ***

     7.4 Overruns/Underruns.

     The actual number of copies delivered under this Agreement may, because of overruns or underruns, vary from the number to be provided pursuant to the Printing and Delivery Schedule (alphabetical and classified sections shall be considered one directory). If an alphabetical section of a directory is used in other directories accompanied by different classified sections, the allowable overrun or underrun for each directory shall be based on such classified runs rather than on the total run for the main alphabetical section.

Allowable Overrun/Underrun
Number or Copies Ordered	(the greater of the following)
***	***

     7.5 Base MPP Rates.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (a) Quebecor represents and warrants that, solely at the specific time of execution of this Agreement, the unit prices set forth in Schedules 8.1 through 8.6 (and in any other applicable Schedules), when applied to the Directory Title volumes set forth in Schedules 1.1 through 1.6, result in Directory Title prices (exclusive of paper, freight, postage and overtime costs) that, when added and divided by the applicable MPP volumes set forth in Schedules 1.1 through 1.6, would result in the base MPP production rates set forth in Schedules 1.1 through 1.6 (the “Base MPP Rates”).

     (b) Quebecor shall invoice Dex on a directory by directory basis based on the applicable *** price set forth in Schedule 8.0 ***.

7.6 Price Reduction Related to Initial Improvements.

     If the final actual cost to Quebecor of the Initial Improvements is less than $***, then: (i) Quebecor shall promptly notify Dex of such fact in writing and (ii) the Dex Price shall immediately be reduced, over the number of months then remaining in the Term, by an amount equal to ***.

ARTICLE 8
INVOICING AND PAYMENT

     8.1 Payments to Quebecor.

     Subject to the terms and conditions of this Agreement, Quebecor will be paid for its provision of Services in accordance with the terms of this Article 8.

     8.2 Invoices.

     Quebecor will issue each invoice within thirty (30) days following the delivery of each particular Directory Title as provided in Article 3 hereof. Quebecor will invoice Dex in such form and by such method as Dex may specify from time to time by notice to Quebecor. Each invoice shall contain an itemized description of the Services covered by such invoice and all applicable charges and taxes (exclusive of taxes based on Quebecor’s income). Quebecor will be responsible for charging the correct taxes with respect to the Services identified on each invoice. If any tax claim arises based on an invoice prepared by Quebecor, Quebecor will be responsible for any penalties and interest associated with any additional tax assessment arising therefrom, but solely to the extent Quebecor negligently, deliberately or knowingly invoiced to Dex an incorrect tax amount or negligently, deliberately or knowingly omitted an applicable tax. If Quebecor has not negligently, deliberately or knowingly invoiced an incorrect amount or omitted to invoice any such tax on its invoices to Dex, then Dex shall be solely responsible for any such additional tax assessment, penalties and interest.

     8.3 Payment of Undisputed Charges.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     Dex will pay Quebecor, in U.S. Dollars, the undisputed amounts of any charges set forth in any properly submitted invoice within thirty (30) days following receipt thereof. Such payment shall be made by check or electronic funds transfer, at the discretion of Dex.

     8.4 Disputed Charges.

     Dex will notify Quebecor, in writing, of any good faith dispute with respect to an invoice or any charges set forth therein. Dex shall not be required to pay any disputed amounts until such time (the “Resolution Date”) as the dispute concerning such amounts is resolved by, (i) agreement of the parties, or (ii) as otherwise set forth in Article 19 hereof. Interest with respect to any disputed charge shall begin to accrue on the date that is thirty (30) days after the relevant Resolution Date; no interest on any disputed charge shall accrue, or be payable by Dex, prior to such date. Notwithstanding the foregoing, if Dex or Quebecor has requested a price revision pursuant to the terms of Article 7 hereof, Dex will continue to be invoiced and pay the prices in effect prior to the request for the price revision, until such time as the price revision is either, (i) agreed to by the parties, or (ii) otherwise resolved as set forth in Article 19 hereof.

     8.5 Overpayment.

     Quebecor shall promptly notify Dex of receipt by Quebecor of any overpayment in connection with an invoice. In the event Dex should overpay an invoice, Quebecor shall, at the sole discretion of Dex and as directed by Dex in written notice to Quebecor (the “Credit Notice”), either (i) immediately credit such overpayment against future invoices for Services; or (ii) return the overpayment to Dex within fifteen (15) days after Dex’s request therefor. In the event no Credit Notice is received by Quebecor, any overpayments shall be remitted to Dex by check or electronic funds transfer within ninety (90) days of receipt by Quebecor of such overpayment.

ARTICLE 9
RELATIONSHIP MANAGERS, MEETINGS, REPORTING,
INSPECTIONS, AND AUDITS

     9.1 Relationship Managers.

     Each party shall designate one of its management employees to act as its “Relationship Manager” for purposes of this Agreement. As of the date of execution, the parties hereby appoint the Vice President, Operations from Dex and Senior Vice President, Sales from Quebecor. Either party may change its Relationship Manager at any time upon giving written notice in accordance with this Agreement; provided however, that the parties shall use all reasonable efforts to limit changes so as to minimize any disruption of their business relationship.

     9.2 Role and Responsibilities of the Relationship Managers.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     The role of each Relationship Manager is to provide a primary point of contact through which the parties can address any questions or issues that may arise during the Term of the Agreement. The Relationship Managers shall use all reasonable efforts to perform their responsibilities, which shall include:

     (a) facilitating communication and cooperation, minimizing conflict, and maintaining a relationship that furthers the parties’ shared interests and objectives;

     (b) cooperating to ensure that the actual relationship between the parties reflects as closely as possible each party’s intentions;

     (c) responding to questions and resolving disputes referred to them by the parties’ employees having direct responsibility for the Services to be provided and the day-to-day operations involved in or affected by this Agreement;

     (d) communicating, reviewing, and negotiating (when contemplated) any and all material changes to the Services, the Schedules and the Agreement, subject to each party’s proper approval of any such change by the appropriate internal level of authority;

     (e) communicating and reviewing Pricing Research and Additional Improvement information and negotiating (when contemplated) any changes to the Agreement arising therefrom, subject to each party’s proper approval of any such change by the appropriate internal level of authority; and

     (f) reviewing and discussing, on at least a quarterly and annual basis, (i) each party’s processes, techniques and operations relating to the Agreement, (ii) each party’s performance and compliance under the Agreement, (iii) each party’s strategic plans and objectives relating to the Agreement, and (v) Quebecor’s invoicing and Dex’s payment for Services under the Agreement.

     9.3 Meetings.

     In addition to meeting for the quarterly and annual reviews described above, the Relationship Managers will meet (either in person or via conference call) from time to time, as requested by either party, for the purpose of formally reviewing the Agreement and discussing high-level relationship and performance issues. Unless otherwise agreed, such ad hoc meetings will take place within ten (10) days after notice by the requesting party to the other party of its convening of a Relationship Managers’ meeting.

     9.4 Decisions of Relationship Managers and Escalation of Disputes.

     Decisions of the Relationship Managers shall be made in accordance with the terms and conditions of this Agreement and each party’s internal approval procedures and shall be binding on the parties. If the Agreement specifies that an issue will only take effect if agreed between the parties, then the resolution will only be passed if both Relationship Managers agree, subject to the Relationship Managers having obtained prior proper approval by the appropriate internal

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

level of authority, if necessary. If the Agreement specifies that a party has an approval right or discretion, then the other party’s Relationship Manager can make objections and recommendations, but cannot prevent such party from making a particular decision nor force such party to make a particular decision. If the Agreement is silent on a matter, the Relationship Managers will work in good faith to address the issue. If, for any reason, the Relationship Managers are unable to resolve any issue or dispute, then it shall be resolved in accordance with the dispute resolution process described in Article 19 of this Agreement.

     9.5 Reporting.

     In addition to the foregoing responsibilities, Quebecor’s Relationship Manager shall be responsible for providing the Dex Relationship Manager with the periodic reports described in Schedule 10.

     9.6 Inspection and Audit Rights.

     Upon ten (10) days prior written notice, Dex shall have the right to:

     (a) inspect any and all printing plant(s), facilities, processes, tools, equipment, and other materials used by Quebecor or its agents in performing any of Quebecor’s obligations under this Agreement;

     (b) talk with any of Quebecor’s employees, contractors and agents who are, in any way, involved in performing any of Quebecor’s obligations under this Agreement;

     (c) inspect any of the directories that are in the process of being printed or have been printed by Quebecor for Dex; and

     (d) no more than once per calendar year, appoint an independent external auditor selected amongst the nationally recognized auditing firms to inspect any and all books and records of Quebecor (in any form or media) relating to this Agreement for the purpose of assessing (i) the accuracy of Quebecor’s invoices, Incremental Costs and pricing; (ii) the Additional Improvement information, and (iii) Quebecor’s compliance with this Agreement. Within five (5) business days of such notice: (i) the parties will mutually agree upon the location and date of the audit and (ii) Dex will inform Quebecor of the requested scope of the audit (which shall be consistent with the limitations of the first sentence of this Section 9.6(d)). Audits will be conducted during normal business hours. The auditor appointed by Dex shall undertake to keep confidential any and all information he/she will be given access to and shall only have the right to communicate the results of its audit to Dex and Quebecor. Dex shall bear the costs of any audit, unless the audit reveals a material discrepancy in the information previously supplied by Quebecor, in which case the costs of the audit will be borne by Quebecor.

     Except as it relates to paragraph (d) above or with respect to Article 7, Dex may use its own internal auditors or it may engage a reputable independent third party to perform any audits or inspections. Any audits and inspections shall be conducted during normal business hours at a

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

time and place reasonably agreed upon by Quebecor and Dex with minimal interference to Quebecor’s normal business operations.

     9.7 Record Retention.

     Quebecor will retain all its books and records (in any form or media) relating to this Agreement for a minimum period of five (5) years following Quebecor’s provision of the Services relating to the production of each particular Directory Title under this Agreement.

ARTICLE 10
CONFIDENTIAL INFORMATION

     10.1 Confidential Information.

     As used in this Agreement, “Confidential Information” shall mean and refer to any and all technical or business information (including but not limited to third party information), furnished or disclosed by one party or its agents (the “Disclosing Party”), in whatever tangible form or medium, to the other party (the “Receiving Party”), that is clearly and conspicuously marked as being “confidential” or “proprietary,” or in the case of information which is orally disclosed, which is identified as being confidential in writing delivered to the Receiving Party, within ten (10) days after the date of such oral disclosure. By executing this Agreement, the parties expressly acknowledge and agree that the terms and conditions of this Agreement, including the schedules appended hereto, as they may be amended from time to time, shall be treated as Confidential Information as per the terms of this Article 10. All Confidential Information shall remain the property of the Disclosing Party and no license or other rights in the Confidential Information are granted by virtue of this Agreement.

     10.2 Exclusions from Confidentiality Obligation.

     Confidential Information shall not include any information that: (i) is already in the possession of, is known to, or is independently developed by the Receiving Party as evidenced by documentation; (b) is or becomes publicly available through no fault of the Receiving Party; (c) is obtained by the Receiving Party from a third person without breach by such third person of an obligation of confidence with respect to such information disclosed; (d) is disclosed without restriction by the Disclosing Party; or (e) is required to be disclosed pursuant to the order or requirement of a court, regulatory agency, or other government body of competent jurisdiction. If the Receiving Party is subject to an order or requirement to disclose Confidential Information, it shall notify the Disclosing Party immediately of such order or requirement to disclose (unless prohibited by such court, agency or government body) and use reasonable efforts to resist, or to assist the Disclosing Party in resisting, such disclosure and, if such disclosure must be made, to obtain or assist in obtaining a protective order or comparable assurance that the Confidential Information disclosed shall be held in confidence and not be further disclosed absent the Disclosing Party’s prior written consent. The Receiving Party agrees to disclose only those portions of the Disclosing Party’s Confidential Information necessary to comply with such order or requirement.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     10.3 Use and Disclosure Restrictions.

     The Receiving Party agrees: (i) to use the Confidential Information solely for the purpose of performing its obligations and exercising its rights under this Agreement; (ii) to make such number of copies of such Confidential Information as may be reasonably necessary for such purpose; and (iii) not to disclose any Confidential Information to any third party except to those employees of the Receiving Party who have a need to know such Confidential Information for purposes of fulfilling the Receiving Party’s obligations hereunder and who are bound in writing to maintain the confidentiality of such Confidential Information, and if necessary, to its auditors and professional advisers. The obligations set forth herein shall be satisfied by each party through the exercise of at least the same degree of care used to restrict disclosure of its own information of like importance.

     10.4 Return or Destruction.

     Upon the expiration or termination of the Agreement, or at any time upon the request of the Disclosing Party, all Confidential Information, together with any and all copies of same as may be authorized herein and any and all documents, notes or other materials incorporating any of the Confidential Information in whatever form or media, shall be returned by the Receiving Party to the Disclosing Party or certified destroyed by the Receiving Party, at the Disclosing Party’s election. The provisions of this Article 10 shall survive for a period of three (3) years following the expiration or termination of this Agreement.

ARTICLE 11
REPRESENTATIONS AND WARRANTIES

     11.1 Representations and Warranties by Quebecor.

     Quebecor represents and warrants to Dex that:

     (a) all Services will be performed in a professional and workmanlike manner, consistent with industry standards;

     (b) all Services will conform to applicable Specifications and Schedules;

     (c) Quebecor will provide ongoing, accurate and complete Additional Improvement information to Dex, and Quebecor will use such information to ensure that any and all cost savings contemplated by Sections 2.1, 2.2 and 5.3 and Article 7 are passed onto Dex and included in the price calculations for each year during the Term;

     (d) Quebecor has the requisite ownership, rights and licenses to perform its obligations under this Agreement fully as contemplated hereby and to grant to Dex all rights with respect to the Services and the printed directories free and clear from any and all liens, adverse claims, encumbrances and interests of any third party;

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (e) there are no pending lawsuits, claims, disputes or actions adversely and materially affecting any Services or Quebecor's ability to perform its obligations hereunder;

     (f) to the best of Quebecor's knowledge, the Services do not violate, infringe, or misappropriate any patent, copyright, trademark, trade secret, or other intellectual property or proprietary right of any third party; and

     (g) Quebecor has all approvals, bonds, licenses, permits, and consents which are necessary to perform its obligations in accordance with this Agreement.

     11.2 Representations and Warranties by Dex.

     Dex represents and warrants to Quebecor that:

     (a) In furnishing materials to Quebecor to reproduce or incorporate in any completed Directory Title, Dex represents and warrants that such materials shall not infringe any trademark, service mark, copyright, any other proprietary right, or any license relating thereto, contain any libelous or otherwise actionable statement, nor otherwise violate the rights of or cause damage or injury to any person. “Material(s)” as used in this paragraph shall include, without limitation, titles, brand names, photographs, designs, drawings, photographic images, prototypes, specifications, artwork, or other such material, of whatever nature and in whatever form received by Quebecor from or at the direction of Dex, including, without limitation, electronically communicated and digitally scanned material;

     (b) all materials supplied by Dex will conform to applicable Specifications and Schedules;

     (c) Dex has the requisite ownership, rights and licenses to publish the Directory Titles and to perform its obligations under this Agreement fully as contemplated hereby;

     (d) there are no pending lawsuits, claims, disputes or actions adversely affecting Dex’s financial standing or ability to perform its obligations hereunder;

     (e) to the best of Dex’s knowledge, nothing contained in the material supplied by Dex violates, infringes, or misappropriates any patent, copyright, trademark, trade secret, or other intellectual property or proprietary right of any third party; and

     (f) Dex has all approvals, bonds, licenses, permits, and consents which are necessary to publish the Directory Titles and to perform its obligations in accordance with this Agreement.

     11.3 Mutual Representations and Warranties.

     Each party represents and warrants to the other party that:

     (a) it is a corporation duly incorporated, validly existing and in good standing under the laws of the state or country in which it is organized;

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (b) it is duly qualified to do business in any state, province or region within North America in which it is required to so qualify;

     (c) it has full power and authority to execute, deliver and perform this Agreement;

     (d) none of the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby will result in a violation or breach of, or default under any provision of the charter, by-laws or any material agreement to which it is party and that at all times its performance under this Agreement will be in compliance with all applicable federal, state and local laws and regulations.

     (e) no authorization or approval of, or filing with, or consent from any governmental agency, authority or other body or any other third party is or will be required in connection with its execution, delivery or performance of this Agreement or its consummation of the transactions contemplated hereby; and

     (f) this Agreement has been duly and validly authorized, executed and delivered and constitutes a valid and binding agreement enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors’ rights generally and by principles of equity.

     11.4 Exclusive Warranties.

     The warranties and representations contained in this Article 11 are the only warranties and representations made by Quebecor and Dex, as applicable, and all other warranties, express or implied, are hereby specifically excluded, including but not limited to the warranty of merchantability and fitness for a particular purpose (as it relates to Quebecor).

ARTICLE 12
INDEMNIFICATION

     12.1 Definition of “Claims”.

     The term “Claims” as used in this Agreement shall mean any and all actually incurred liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, settlements, judgments, actions, proceedings and suits of whatever kind and nature and all reasonable costs and expenses, including reasonable attorneys’ fees.

     12.2 Indemnification by Quebecor.

     (a) Subject to Article 13 herein, Quebecor agrees, at its own cost and expense, to indemnify, defend and hold Dex (including Dex’s officers, directors, employees and agents) harmless from and against any and all Claims to the extent such Claims arise out of or relate to:

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

(a) any material breach of the representations, warranties, or agreements of Quebecor set forth in this Agreement, (b) the infringement of any patent, trademark, service mark, trade secret, copyright or any other proprietary right of any third party arising from Quebecor’s performance of this Agreement, to the extent such damages are caused by Quebecor’s unauthorized change or deletion of Dex furnished material or related to Quebecor’s printing processes; (c) the death or bodily injury of any agent, employee, customer or business invitee of Dex due to any act, omission or fault of Quebecor, (d) the damage, loss or destruction of any property of Dex due to any act, omission or fault of Quebecor, or (e) any act, omission or fault of Quebecor or its employees and agents. Any dispute concerning revision or termination of the Agreement under this Section shall be resolved in accordance with the dispute resolution process described in Article 19.

     (b) In the event of a Claim that Quebecor’s performance of this Agreement infringes on any patent, trademark, service mark, trade secret, copyright or any other proprietary right of any third party, Quebecor will, at its expense, either obtain any and all necessary rights, licenses and authorizations to continue using the equipment and materials that are the subject of the Claim or replace or modify them to be non-infringing and of equivalent functionality to continue the provision of the Services. If neither of these alternatives is possible under reasonable commercial terms, Quebecor shall promptly notify Dex and the parties shall meet to evaluate and quantify the resulting effect on the performance of Services hereunder and use reasonable efforts to revise the Agreement accordingly, if feasible. If the parties cannot find a mutually agreeable solution after thorough investigation and good faith negotiations, the matter shall be resolved in accordance with the dispute resolution process described in Article 19, it being understood and agreed that *** .

     12.3 Indemnification by Dex.

     Subject to Article 13 herein, Dex agrees, at its own cost and expense, to indemnify, defend and hold Quebecor (including Quebecor’s officers, directors, employees and agents) harmless from and against any and all Claims to the extent such Claims arise out of or relate to: (a) any material breach of the representations, warranties, or agreements of Dex set forth in this Agreement, (b) actual or alleged infringement of any intellectual property or proprietary right (including, but not limited to, trademark, trade secret, patent or copyright rights), arising from, relating to or as a result of the printing, binding, publishing or distribution of any Directory Title produced hereunder or arising from, relating to or as a result of any material, of whatever nature and in whatever form received by Quebecor from or at the direction of Dex, included in the directories, provided that Dex shall not be liable hereunder to the extent of damages caused by Quebecor’s unauthorized change or deletion of Dex furnished material; (c) the death or bodily injury of any agent, employee, customer or business invitee of Quebecor due to any act, omission or fault of Dex, (d) the damage, loss or destruction of any property of Quebecor due to any act, omission or fault of Dex, or (e) any act, omission or fault of Dex or its employees and agents. Any dispute concerning revision or termination of the Agreement under this Section shall be resolved in accordance with the dispute resolution process described in Article 19.

     12.4 Notice and Process.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     The indemnified party shall give prompt written notice in reasonable detail and stating the basis therefor (the “Notice of Claim”) to the indemnifying party of any Claim for which indemnification is being sought hereunder within ten (10) calendar days after its knowledge thereof; provided that, any failure by the indemnified party to provide any such notice to the indemnifying party shall not relieve the indemnifying party of or from any of its obligations hereunder except to the extent that the indemnifying party suffers prejudice as a result of such failure.

     12.5 Defense of a Claim.

     If the facts giving rise to such indemnification involve any actual or threatened Claim by or against a third party, the indemnifying party shall be entitled to control the defense of such Claim in the name of the indemnified party, with counsel reasonably satisfactory to the indemnified party. Whether or not the indemnified part chooses to defend such Claim, the parties hereto shall cooperate in the prosecution or defense of such Claim and shall furnish such records, information and testimony and attend to such proceedings as may be reasonably requested in connection therewith. The indemnified party shall make no settlement of any Claim which would give rise to liability on the part of the indemnifying party without the indemnifying party’s prior written consent, which consent shall not be unreasonably withheld or delayed, and the indemnifying party shall not be liable for the amount of any settlement effected without its prior written consent. In the event the indemnifying party assumes the defense of a Claim and obtains a settlement offer from a third party in respect of such Claim and wishes to accept the same, and the indemnified party, after being provided written notice of such settlement offer, refuses to authorize the indemnifying party to accept the same, the indemnified party shall continue the defense of such Claim, provided that the indemnifying party shall not become liable for damages or costs, if any, ultimately payable by the indemnified party on account of such claim in excess of the amount which would otherwise have been paid by the indemnifying party in connection with and pursuant to the proposed settlement of such Claim.

     12.6 No Indemnification Obligation.

     Neither party shall have the obligation to indemnify the other party to the extent a Claim arises from the other party’s negligence or willful misconduct.

     12.7 Remedies Cumulative.

     Except as otherwise provided herein, a party’s exercise of its right to indemnification hereunder shall not preclude the assertion by such party of any other rights or the seeking of any other remedies against the other party hereto.

ARTICLE 13
LIMITATION OF LIABILITY

     13.1 Consequential Damages.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     Neither party shall be liable to the other for consequential, incidental, indirect, punitive or special damages, including commercial loss and lost profits, however caused and regardless of legal theory or foreseeability, directly or indirectly arising under this Agreement, even if such party has been apprised of the possibility of such damages; provided, however, that such limitation shall not apply to: (a) any breach by either party of its respective obligations of confidentiality under this Agreement, or (b) any claim of infringement, violation or misappropriation of any copyright, trademark, patent, trade secret or other intellectual property right of any third party.

     13.2 Claims; Limitations of Liability.

     (a) All claims for defective or damaged Directory Title(s) or for shortages or delayed deliveries must be made by Dex in writing within *** calendar days after Quebecor’s final delivery of the affected Directory Title(s); ***. Failure to make such a claim within such period shall constitute an irrevocable acceptance of the Directory Title(s) and an admission that it(they) fully complies(y) with all of the terms, conditions and Specifications of this Agreement.

(b)	Notwithstanding anything to the contrary herein:

(i)	Quebecor’s liability for defective or damaged Directory Title(s) shall be limited, at Dex’s option, to (A) *** or (B) *** under this Agreement, plus any disposal, transportation and other direct reasonable charges incurred by Dex in relation with the disposal of any affected directories; and

(ii)	Quebecor’s liability for shortages or delayed delivery of any Directory Title (for any reason other than a Force Majeure Condition or Dex’s failure to provide material within the deadlines and applicable Specifications or otherwise substantially in conformity with terms of this Agreement) shall be limited, at Dex’s option, to ***.

     13.3 Subscribers/Advertisers Claims.

     (a) Subject to the provisions of Section 13.2 and of Sections 13.3(b) and (c), Quebecor shall reimburse Dex for any direct loss or expense arising out of claims made by subscribers or advertisers by reason of an error or omission in the Directory Titles caused solely by Quebecor, including its affiliates and subcontractors.

     ***

     13.4 Material Submitted by Dex.

     Notwithstanding anything to the contrary herein, in the event the materials submitted by Dex do not conform to the agreed Specifications or otherwise do not meet the deadlines in the Printing and Production Schedule, Quebecor shall have no liability for the claimed errors that are directly related to such non-conforming materials or delay in providing materials.

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

ARTICLE 14
INSURANCE

     14.1 Maintenance of Insurance.

     At the time of execution and throughout the Term of this Agreement, Quebecor shall, at its own cost and expense, carry and maintain the insurance coverage listed below with insurers having a “Best’s” rating of A- or above. Quebecor shall not commence any work hereunder until Quebecor has fulfilled all insurance requirements described below. Quebecor shall also require its subcontractors and agents to maintain the same insurance coverage listed below.

     14.2 Workers’ Compensation Insurance.

     Workers’ Compensation Insurance with statutory limits as required in the State(s) of operation; and providing coverage for any employee entering onto Dex premises, even if not required by statute.

     14.3 Employer’s Liability or “Stop Gap” Insurance.

     Employer’s Liability or “Stop Gap” Insurance with limits of not less than $*** for each accident.

     14.4 Commercial General Liability and Errors & Omissions Insurance.

     (a) Commercial General Liability Insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement, including coverage for independent contractor’s protection (if any work will be subcontracted), premises-operations, products/completed operations, and contractual liability with respect to the liability assumed by Quebecor hereunder. The limits of insurance shall not be less than:

Each Occurrence	$	*	**
General Aggregate Limit	$	*	**
Products-Completed Operations Limit	$	*	**
Personal and Advertising Injury Limit	$	*	**

     (b) Errors and Omissions Insurance covering claims for wrongful acts committed in the rendering of services customary to the printing industry. The limits of insurance shall not be less than:

Each claim: Aggregate limit:	$*** $***

     14.5 Comprehensive Automobile Liability Insurance.

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     Comprehensive Automobile Liability Insurance covering the ownership, operation and maintenance of all owned, non-owned and hired motor vehicles used in connection with the performance of this Agreement, with limits of *** $*** per occurrence for bodily injury and property damage.

     14.6 The Insurance Limits.

     The insurance limits required herein may be obtained through any combination of primary and excess or umbrella liability insurance. Quebecor shall forward to Dex certificate(s) of such insurance upon execution of this Agreement and upon any renewal of such insurance during the term of this Agreement. The certificate(s) shall: (i) except for 14.4(b), name Dex as name Dex as an additional insured; (ii) provide that Dex shall receive thirty (30) days prior written notice of any cancellation of the relevant policy; and (iii) provide that such coverage is primary and not in excess of, or contributory with, any other valid and collectible insurance purchased or maintained by Dex. The policies reflecting the insurance limits required herein shall contain a waiver of subrogation in favor of Dex and its officers, directors, employees, and agents for losses arising hereunder.

     14.7 Property Insurance.

     Property insurance including business interruption as a result of claims for physical damages to the properties of Quebecor, including property of Dex as described under Section 4.2 in this Agreement.

Each claim:	$ ***

ARTICLE 15
TERM AND TERMINATION

     15.1 Term of Agreement.

     This Agreement shall be effective as of the Execution Date and shall expire on December 31, 2014, unless sooner terminated as provided in this Article 15 (the “Term”); provided, however, that the Term shall be automatically extended for an additional year unless Dex delivers notice to Quebecor indicating that the Term shall not be so extended at least six (6) months prior to the end of the Term as then in effect. Notwithstanding the foregoing: (i) the prices set forth in Schedule 8 shall be applied retroactively to all services provided by Quebecor to Dex under the Existing Agreement as from January 1, 2005 and (ii) the total number of pages printed by Quebecor for Dex under the Existing Agreement between January 1, 2005 and the

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Execution Date shall be included in determining the total number of pages printed by Quebecor for Dex in 2005 for purposes of Section 7.1(b).

     15.2 Breach.

     A party shall be considered in breach of this Agreement in the event such party, (i) violates or fails to observe or comply with any material term or condition of this Agreement; or (ii) materially breaches any of its material representations or warranties hereunder.

     15.3 Right to Cure and Event of Default.

     Upon the occurrence of a breach, the breaching party shall have a period of thirty (30) days (or, if cure is not feasible within such time, such other reasonable period as the parties may mutually agree) after the date of written notice thereof from the other party in which to cure such breach to the reasonable satisfaction of the other party. If the breaching party does not cure its breach to the reasonable satisfaction of the other party, then as of the end of such thirty (30) day period (or within such other mutually agreed period, as applicable), an “Event of Default” with respect to the breaching party shall be deemed to have occurred. In addition Dex may, at its option, declare an Event of Default with respect to Quebecor for “Chronic Failure”, for which there shall be no opportunity to cure, if within any continuous12-month period during the Term hereof Quebecor repeatedly and solely due to its own acts or omissions, materially fails to perform its obligations under this Agreement. If Dex is more than *** days in arrears with respect to payments owing to Quebecor in excess of US$*** (excluding amounts in reasonable good faith dispute of which Dex has given Quebecor timely written notice in accordance with Section 8.4), such shall constitute an Event of Default hereunder, and, so long as such default is continuing, Quebecor, in addition to any other rights it may have: (i) shall have the right to suspend or discontinue the Services and any deliveries and retain Dex’s materials and work in process until such default is cured; (ii) shall have no obligation to recommence printing until payment is made in cash for all Services performed prior to the date of such default; (iii) may, at its election, require security satisfactory to Quebecor to be deposited with Quebecor to cover further work; and (iv) shall have the right to change Dex’s credit, payment and other terms, including, without limitation, those terms with respect to Quebecor’s obligation, if any, to supply paper hereunder.

     15.4 Termination for Cause.

     Upon an Event of Default by a party, the other party may terminate the Agreement by giving thirty (30) days written notice thereof to the breaching party. Thereafter, the non-breaching party may pursue any and all available legal and equitable remedies against the defaulting party. In addition, upon an Event of Default by Quebecor, Dex may elect to terminate only those individual Services affected by such Event of Default without terminating the entire Agreement, in which event, there shall be no increase in pricing as a result of such partial termination.

     15.5 Termination for Insolvency or Cessation of Business.

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     Either party may terminate this Agreement upon ten (10) days prior written notice in the event the other party: (i) becomes insolvent or unable to pay its debts as they mature; (ii) makes a general assignment for the benefit of its creditors; (iii) makes or permits the appointment of a receiver for all or substantially all of its property; (iv) authorizes, applies for, or consents to the appointment of a trustee or liquidation of all or a substantial part of its assets or has proceedings seeking such appointment commenced against it and does not contest such proceedings within sixty (60) days; (v) files a voluntary petition under any bankruptcy, insolvency, or reorganization laws of the United States or has proceedings under any such law instituted against it and does not contest such proceedings within sixty (60) days; (vi) has any substantial part of its property become subject to any levy, seizure, assignment, or sale for or by any creditor or governmental agency and does not contest such proceedings within sixty (60) days; or (vii) dissolves or ceases to do business.

15.6 Transitional Services.

     (a) Quebecor recognizes that the Services are vital to Dex and must be continued without interruption, and that upon the termination or expiration of this Agreement a successor vendor may be retained to provide replacement or substitute services. Upon the expiration or other termination of this Agreement, Quebecor agrees: (i) to cooperate in good faith with Dex and Dex’s successor vendor(s); (ii) to use all reasonable efforts to facilitate an efficient, orderly and smooth transition to Dex’s successor vendor(s) at Dex’s expense; and (iii) upon written request by Dex, to continue to furnish all or such Services as Dex may designate at the same level, quality, pricing, terms and conditions as provided in this Agreement for up to *** days after the expiration or other termination of this Agreement, except in the event that Quebecor has terminated this Agreement because of an Event of a Default by Dex, in which case such Services shall be provided for up to *** days after the effective termination date (in either case, the “Transition Period”).

     (b) In addition to the foregoing, in the event of a termination of any individual Service, Dex may request Quebecor, and Quebecor shall be required, to continue to provide such Service for a reasonable period (not to exceed *** days) after the effective termination date to facilitate its orderly transition to Dex’s successor vendor(s). During such period, such individual Service will be provided at the same level, quality, pricing, terms and conditions as provided in this Agreement. Such continued use shall not be deemed a retraction of Dex’s termination of such Service.

     15.7 Remedies Cumulative.

     In the event of a termination of this Agreement, the parties shall be released from any and all obligations under this Agreement to be performed on and after the effective date of such termination. Notwithstanding the foregoing, such termination shall not release either party from any obligations, liabilities, or expenses which may have accrued prior to the effective date of termination or from provisions that survive termination of this Agreement. Except as otherwise provided in this Agreement: (i) the rights and remedies herein provided for an Event of Default or in the case of insolvency or cessation of business are cumulative and shall not affect in any manner any other remedies that a party may have by reason of such Event of Default, insolvency

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

or cessation of business and (ii) the exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, at law, or in equity.

ARTICLE 16
FORCE MAJEURE

     16.1 Force Majeure Condition.

     Neither party shall be in default under this Agreement or liable for any nonperformance which is caused by fire, flood, explosion, war, terrorism, strike, embargo, or any act, order or requirement of a regulatory body, court, legislature, government or military authority, act of God, Dex’s delays (as it relates to Quebecor) or act or omission of any third party (other than a subcontractor of a party), or other cause beyond such party’s reasonable control during the period and to the extent that such extraordinary condition delays, impairs or prevents such party’s performance (a “Force Majeure Condition”).

     16.2 Notice and Mitigation.

     The party affected by a Force Majeure Condition shall notify the other party thereof as promptly as reasonably practicable, and make all reasonable efforts to mitigate the effect and extent of any Force Majeure Condition and the adverse consequences thereof. Quebecor’s reasonable efforts at mitigation shall include, by way of example: (i) performance of the required work and provision of the services with the use of alternate means, facilities and personnel; (ii) developing and implementing contingency plans to be executed promptly after the occurrence of a Force Majeure Condition; and (iii) assisting Dex in its efforts to obtain services from other vendors not affected (or less affected) by the cause of any service interruption or delay excused under this Section in accordance with the terms hereof.

     16.3 Alternate Services and Termination.

     Except as provided herein, non-performance by a party experiencing a Force Majeure Condition will not be a breach of this Agreement or grounds for termination as long as all reasonable efforts are made to expeditiously remedy the problem causing such non-performance. However, if Quebecor’s performance is affected by a Force Majuere Condition for more than seven (7) days, then Dex shall have the right, but not the obligation, to contract with one or more third parties for services to temporarily substitute for any or all affected Services (“Alternate Services”) to the extent Quebecor does not produce or move the affected Service(s) in accordance with Section 16.2 above, and suspend Quebecor’s provision of the affected Service(s) for the duration of any such third-party contract. Dex shall subscribe to Alternate Services for the minimum commercially available period likely to cover the reasonably expected duration of the Force Majeure Condition and restoration of the affected Service(s) and shall provide in any such arrangements for the right to transfer the affected Service(s) back to Quebecor upon the cessation of the Force Majeure Condition. Quebecor’s obligation to provide the affected Service(s) to Dex shall be suspended for such period. However, during the Term of this Agreement (and any renewal thereof), Quebecor shall have the right to resume the performance at any of its plants of any such Service(s) placed elsewhere in accordance with the

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

terms of this Agreement upon notice to Dex that it is able to do so. Quebecor shall cooperate in good faith with Dex and the other vendor, and use all reasonable efforts to: (i) facilitate an efficient, orderly and smooth transition to and from such other vendor; and (ii) provided that Dex has met its obligation set forth above with respect to the duration and contents of such agreement, schedule the restoration of such Service(s) to Dex in a manner that will not cause Dex to incur any penalty, damage, or early termination charges in connection with any third-party contract for any Alternate Services. If Quebecor’s performance is affected by a Force Majeure Condition for more than one hundred and eighty (180) continuous days then Dex shall have the option of terminating this Agreement as it relates to the affected Services.

ARTICLE 17
DISCONTINUANCE/CANCELLATION

     17.1 Discontinuance/Cancellation

     (a) In the event any Directory Title is discontinued during the term hereof, Dex shall notify Quebecor not less than *** days prior to the date of proposed discontinuance and Dex’s obligations to Quebecor hereunder with respect to such Directory Title shall cease, effective with the discontinuance, except to pay for Directory Title in process, Directory Title completed but not billed, Directory Title billed but not paid for and materials ordered or inventoried for Dex and not otherwise usable by Quebecor at the plant of production of the affected Directory Title within a reasonable period of time (“special materials”), and except with respect to any provisions herein that survive any such termination. In the event of any such discontinuance, this Agreement shall terminate only with respect to such Directory Title discontinued, and Dex shall have no further obligations with respect to such Directory Title so discontinued. As used herein, the term “discontinuance” shall be deemed to mean a total, permanent cessation of publishing the Directory Title by Dex or any other entity, including, without limitation, any successor, assignee, lessee, licensee, transferee or affiliate of Dex. If Dex (or its assignee or successor in interest hereunder), should thereafter resume publishing the Directory Title so discontinued at any time during the Term, such party shall notify Quebecor in accordance with the provisions of Section 2.2, in which event Quebecor shall be obligated to produce the Directory Title pursuant to the terms and conditions of this Agreement.

     (b) If Dex cancels the printing of any Directory Title, whether prior to the commencement of the printing of such Directory Title, Dex agrees to give Quebecor *** days prior written notice of such an event. If any of these events occur on less than *** days prior written notice to Quebecor, Dex shall be liable to Quebecor for all of the down-time and other such expenses that Quebecor may reasonably incur as a result of such cancellation or reduction and in any event, regardless of the period of notice, Dex will be liable for Directory Titles in process to date of cancellation or reduction, Directory Titles completed but not billed, Directory Titles billed but not paid for and special materials.

     17.2 Sale of Directory Title(s).

     If Dex proposes to sell, dispose of, license or transfer any Directory Title or group of Directory Titles in a transaction that does not involve a Change in Control (as that term is defined in

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Section 20.18(d)), regardless of the form of the sale, disposal, license or transfer (a “Sale”), Dex shall, as soon as reasonably practicable and subject to any obligations of confidentiality to which Dex may be bound, give Quebecor written notice of such contemplated Sale stating the name of the prospective purchaser, the proposed date of Sale and credit information with respect to the prospective purchaser. Quebecor shall treat such information as Confidential Information. If Quebecor so requests, Dex shall use reasonable commercial efforts to cause the purchaser, concurrently with the consummation of such Sale, to assume all of Dex’s rights and obligations under this Agreement as they relate to the relevant Directory Title(s) by an instrument in writing reasonably satisfactory to Quebecor. ***, Directory Titles completed but not billed and Directory Titles billed but not paid for and special materials. Such termination as it relates to the relevant Directory Title(s) shall further be subject to the survival of such provisions that by their nature would survive the termination of this Agreement. If Dex is successful in its efforts to cause the purchaser to assume Dex’s rights and obligations under this Agreement with respect to the relevant Directory Title(s), then *** of this Agreement.

ARTICLE 18
JOINT AND SEVERAL LIABILITY

     18.1 Dex Media East and Dex Media West.

     It is understood and agreed that Dex Media, Inc., Dex Media East LLC and Dex Media West LLC shall be jointly and severally liable to Quebecor for the timely and proper performance of all of Dex’s obligations under this Agreement. If deemed appropriate by the parties, Dex shall designate one of its forming companies to act as point of contact and coordinate with Quebecor for the purposes of this Agreement.

ARTICLE 19
DISPUTE RESOLUTION, GOVERNING LAW, JURISDICTION AND VENUE

     19.1 Dispute Process.

     The parties agree to handle any and all disputes arising out of this Agreement in accordance with the dispute resolution process set forth in this Article 19.

     19.2 Escalation of Disputes.

     The parties shall first attempt to resolve any dispute in the normal course of business through their respective employees having direct operational responsibility for the relevant subject area. Any and all disputes between the parties which are not resolved in the normal course of business shall be promptly referred to each party’s Relationship Manager. The Relationship Managers shall have a period of fifteen (15) business days to investigate, negotiate and resolve the dispute, unless both Relationship Managers agree in writing to extend such period. If the Relationship Managers are unable to resolve the dispute within such 15-day period (as it may be extended), then the dispute shall be referred to the Chief Executive Officers of each

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

party and they shall have thirty (30) business days from the date of the referral to investigate, negotiate and resolve the dispute, unless both Chief Executive Officers agree in writing to extend such period. If the Chief Executive Officers are unable to resolve the dispute within their 30-day period (as it may be extended), then the dispute shall be arbitrated as described below. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

     19.3 Arbitration.

     Any claim, controversy or dispute arising out of this Agreement (including but not limited to the breach, termination or validity hereof), whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, between or among the parties or their officers, directors, shareholders, employees or agents, which has not been resolved through the process described above shall be resolved by arbitration pursuant to the Federal Arbitration Act, 9 U.S.C. Sec. 1 et. seq. The arbitration shall be conducted in accordance with the American Arbitration Association (“AAA”) Arbitration Rules, but need not be administered by the AAA unless the parties cannot otherwise agree upon the selection of an arbitrator within thirty (30) days after the receipt of a written demand for arbitration. In the event the parties cannot reach agreement on the selection of an arbitrator, either party may commence the arbitration process by filing a written demand for arbitration with the AAA, with a copy to the other party. The written demand for arbitration called for by this Section shall contain sufficient detail regarding the party’s claims to permit the other party to understand the claims and identify witnesses and relevant documents. The arbitrator may, upon good cause shown, expand the discovery permitted by the AAA rules and extend any applicable deadlines. The arbitrator may decide a motion for summary disposition of claims or issues, either by agreement of all interested parties or at the request of one party, provided other interested parties have reasonable notice to respond to the request. The arbitrator shall not have the authority to determine claims over which a regulatory agency has exclusive jurisdiction. The arbitrator shall not be empowered to award, nor shall any party be entitled to receive, any damages or awards that are barred by the Limitation of Liability Section of this Agreement. The arbitrator’s decision shall follow the plain meaning of this Agreement and shall be final, binding, and enforceable in a court of competent jurisdiction. The arbitrator shall issue an award no later than sixty (60) days after the commencement of the arbitration hearing unless the parties agree otherwise and the arbitrator shall render his/her decision within sixty (60) days of the closing of the final hearing. Each party shall bear its own costs and attorneys’ fees and shall share equally in the fees and expenses of the arbitrator.

     19.4 Governing Law; Jurisdiction.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado in the United States of America, without regard to the conflict of law principles thereof. The parties hereto agree that, although this Agreement is for printing services and not “goods”, the Uniform Commercial Code, as in effect in the State of Colorado (the “UCC”), shall be applicable to this Agreement; provided, however, to the extent the UCC provides for rights and remedies in conflict or inconsistent with other terms of this Agreement, such terms of this Agreement shall govern. The arbitration proceedings shall occur in the

Legend:
***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Denver, Colorado metropolitan area. Should it become necessary to resort to court proceedings to enforce a party’s compliance with the dispute resolution process set forth herein, and the court directs or otherwise requires compliance herewith, then all of the costs and expenses, including reasonable attorneys’ fees, incurred by the party requesting such enforcement shall be reimbursed by the non-complying party to the requesting party. Venue shall be deemed proper in the federal and state courts located in the City and County of Denver, State of Colorado, and said courts shall have exclusive jurisdiction over any such proceedings arising out of this Agreement. It is expressly agreed that either party may seek injunctive relief or specific performance of the obligations hereunder in an appropriate court of law or equity located in Denver, Colorado pending an award in arbitration.

     19.5 Service of Process.

     Each party irrevocably consents to the service of process in any action or proceeding in the same manner as provided for notice under this Agreement (as specified pursuant to Section 20.1); provided, however, that the foregoing shall not limit the right of either party to effect service of process on the other party by any other legally available method.

     19.6 Waiver of Jury Trial.

Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

ARTICLE 20
MISCELLANEOUS

     20.1 Representatives and Notices.

     (a) The parties hereby appoint the following individuals to act as their authorized representatives for the purposes of the Agreement. All notices under this Agreement shall be in writing and delivered in person or sent by overnight courier or registered or certified mail, postage prepaid, or by facsimile transmission, and addressed as follows:

DEX MEDIA, INC.	QUEBECOR WORLD (USA) INC.
Attn: Vice President, Operations	Attn: Robert Dupuis, Senior Vice President,
Sales
198 Inverness Drive West	1481 Yonge Street
Englewood, Colorado 80112	Richmond Hill, Ontario
U.S.A.	Canada L4C 3C6
Facsimile (303) 784-1617	Facsimile (905) 508-6999

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

with a copy to:	with a copy to:

DEX MEDIA, INC.	QUEBECOR WORLD INC.
Attn: Senior Vice President, General Counsel	Attn: Vice President, Legal Affairs
198 Inverness West, 8th Floor	612 St-Jacques Street
Englewood, Colorado 80112	Montreal (Quebec) Canada H3C 4M8
U.S.A.	Facsimile: (514) 985-8834
Facsimile: (303) 784-2783

     (b) Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

     (c) All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section shall be effective: (i) on the first business day after deposit, if delivered by overnight courier, charges prepaid; (ii) the first business day after delivery via facsimile (provided the sender retains a facsimile confirmation confirming delivery of such notice); (iii) three (3) business days after mailing, if sent by overnight courier or registered or certified mail, postage prepaid; or (iv) as of the day of receipt if hand delivered.

     20.2 Independent Contractors.

     The parties to this Agreement are independent contractors. Neither party is an agent, representative, or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for, or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party. Each party has and hereby retains the right to exercise full control of and supervision over the performance of its obligations hereunder and full control over the employment, direction, compensation and discharge of its employees (and permitted agents and subcontractors) assisting in the performance of such obligations. Each party shall also be solely responsible for all matters relating to payment of its employees, permitted agents and subcontractors, including compliance with workers’ compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters, and for its own acts and omissions and for those of its employees and any permitted agents and subcontractors during the performance of its obligations under the Agreement.

     20.3 IRS Time Reporting Requirements.

     If a party’s employees perform any work on the other party’s premises, the employing party will maintain all information required for IRS reporting purposes, including the total number of hours spent by each of its employees or agents performing Services or any other work for the other party or any of its subsidiaries or affiliates. In the event any of a party’s employees or agents works 1,500 or more hours for the other party or any of its subsidiaries or affiliates

Legend:

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during any calendar year, the employing party will provide the other party with the name and social security number of each such individual prior to March 15 of the year following the calendar year in which such work was performed.

     20.4 No Recruiting.

     During the term of this Agreement and for a period of one year after the expiration or termination of this Agreement, neither party will recruit or employ, directly or indirectly, any of the other party’s employees involved in the performance of this Agreement (“Personnel”). In the event that a party recruits and employs any Personnel, the recruiting party will pay to the other party, within thirty (30) days of the date of such hiring, an amount equal to fifty percent (50%) of the total compensation paid by the other party to such Personnel in the previous year as a fee for the benefit obtained by the recruiting party. Notwithstanding the foregoing, the provisions of this Section shall not apply to a party’s employment of any of the other party’s employees who contacts the recruiting party on his or her own initiative as a result of a general advertising campaign and without any direct or indirect solicitation by or encouragement from the recruiting party.

     20.5 Disclosure and Publicity.

     The specific terms and conditions of this Agreement are confidential and shall not be disclosed by either of the parties hereto; provided however, either may disclose the general nature of this Agreement and their business relationship. No press release or general public disclosure regarding this Agreement shall be issued by either party without the other party’s prior written approval of the form, content and timing of such press release or general public disclosure. Neither party shall use the other party’s names, marks, codes, drawings, specifications in any advertising, promotional efforts or publicity of any kind without the prior written permission of the other party as to the time, manner, format and media.

     20.6 Expenses.

     Except as expressly provided for herein, each party shall pay all costs and expenses incurred or to be incurred by it in the negotiation and preparation of this Agreement and in consummating the transactions and carrying out the covenants and obligations contemplated by this Agreement.

     20.7 No Dependence.

     Quebecor acknowledges and agrees that Dex is not responsible for knowing Quebecor’s dependence on revenues from sales to Dex in proportion to Quebecor’s revenues from other customers, and Quebecor agrees to release, hold harmless and indemnify Dex from any and all claims and liabilities relating to Quebecor’s financial stability which may result from Dex’s termination of this Agreement for any reason whatsoever, provided, however, that this Section 20.7 shall in no event be interpreted as preventing Quebecor from seeking proper remedies and indemnification from Dex in case of wrongful termination of this Agreement.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     20.8 Taxes and Fees.

     Quebecor shall pay and remit to the appropriate taxing authority any and all applicable sales, use, operation, transfer and other taxes and fees whatsoever arising out of or resulting from its performance of the Services (other than any tax assessed based on Dex’s income). Subject to the provisions of Section 8.2 of this Agreement, Quebecor agrees to pay and to hold Dex harmless against any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of Quebecor, for any reason, to pay any tax or file any return or information required by law, rule or regulation, or by this Agreement. If Dex is audited or assessed by any taxing authority with respect to any transaction(s) hereunder, Quebecor shall, upon request, promptly furnish any and all reasonable documentation regarding such transaction(s) to Dex, and Quebecor agrees to render such assistance to Dex, at Dex’s reasonable expense in the matter as may be reasonably requested.

     20.9 Time of Essence.

     With regard to all dates and time periods set forth or referred to in this Agreement and any Schedule, time is of the essence.

     20.10 Entire Agreement.

     This Agreement, together with any and all Schedules and exhibits which are attached hereto, sets forth the entire agreement and understanding of the parties and supersedes any and all prior written and oral agreements between the parties with respect to the subject matter hereof, including but not limited to the Master Printing Agreement between the parties dated July 21, 1995 and any and all amendments thereto (the “Existing Agreement”). The Existing Agreement is hereby terminated. Neither party shall be bound by, and each party specifically objects to, any term, condition or other provision that is different from or in addition to the provisions of this Agreement and which is proffered by the other party in any correspondence or other document or through any course of conduct, unless the party to be bound thereby specifically agrees to such provision in writing.

     20.11 Amendments.

     This Agreement may not be amended, modified, or supplemented, nor may any obligations hereunder be waived by a party, except by written instrument signed by both parties.

     20.12 Headings.

     The subject headings of the sections and subsections of this Agreement are included only for purposes of convenience, and shall not affect the construction or interpretation of any of its provisions.

     20.13 No Construction Against the Drafting Party.

Legend:

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     Each party hereto acknowledges that such party and its counsel have reviewed this Agreement and participated in its drafting. This Agreement shall not be construed against either party for having prepared it.

     20.14 No Third Party Beneficiaries.

     This Agreement is not made for the benefit of any person, firm, corporation or association other than the parties hereto. The parties do not intend to confer any rights or benefit hereunder on any person, firm or corporation other than the parties hereto; nor shall any person, firm or corporation be allowed to claim any rights or benefits.

     20.15 Waivers.

     The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Agreement, or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of such party’s right to enforce any such provision or right in any other instance.

     20.16 Severability.

     In the event that any provision of the Agreement conflicts with the law under which the Agreement is to be construed, or if any such provision is held invalid by an arbitrator or tribunal with jurisdiction over the parties to the Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the remainder of the Agreement shall remain in full force and effect.

     20.17 Survival.

     The provisions of Section 4.2, Section 5.1, Article 8, Section 9.7, Article 10, Article 12, Article 13, Section 15.4, Section 15.6, Section 15.7, Article 19 and Sections 20.1, 20.2, 20.3, 20.4, 20.5, 20.7, 20.8, 20.10, 20.13, 20.14, 20.15, 20.16, 20.19 and this Section 20.17 shall survive any expiration or termination of this Agreement.

     20.18 Assignment; Change of Control.

     (a) Neither party may assign or otherwise transfer this Agreement or any rights or obligations hereunder, in whole or in part, without the other party’s prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing: (i) upon giving at least thirty (30) days prior written notice to, but without having to get the consent of, the other party, either party may assign this Agreement to any entity that controls, is controlled by, or is under common control with such party (an “Affiliate”), provided that the assignee agrees in writing to perform and be bound by all of the terms and conditions hereof and (ii) in case of an assignment by Dex, Quebecor shall be reasonably satisfied that the assignee has the financial ability to assume all of Dex’s obligations under this Agreement.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     (b) In the event of a Change of Control (as that term is defined below), the Selling Party (as that term is defined below) shall: (i) be required to assign all its rights and obligations under this Agreement to the Acquiring Party (as that term is defined below), and (ii) cause the Acquiring Party, concurrently with the consummation of such Change of Control, to assume all of the Selling Party’s rights and obligations under this Agreement by a written instrument reasonably acceptable to the other party. Notwithstanding the foregoing, if a Change of Control involves a transaction between the Selling Party and a direct competitor of the other party, the other party shall have the right to terminate this Agreement, in its sole discretion, provided it gives the Selling Party at least ninety (90) days prior written notice thereof.

     (c) The parties acknowledge and agree that monetary damages alone would not be adequate compensation for any loss incurred by reason of a breach of the provisions of Section 20.18(b), and therefore agree that in the event of any such breach, the non-breaching party shall be entitled to specific performance of the provisions of Section 20.18(b), in addition to any other remedies to which it may be entitled.

     (d) As used herein:

(i)	the term “Change of Control” means: (A) a sale, assignment or other transfer of all or substantially all the Selling Party’s assets, including, without limitation, of its right to publish all or substantially all the Directory Titles, or (B) an acquisition by any person or group of persons of the voting stock of the Selling Party in a transaction or series of transactions, if immediately thereafter such person or group has beneficial ownership of more than 90% of the voting power of the Selling Party’s voting stock, including any such acquisition by way of a merger, consolidation or reorganization;

(ii)	the term “Selling Party” means the party to this Agreement that is the subject of a Change of Control transaction; and

(iii)	the term “Acquiring Party” means the person or group of persons that is acquiring control of the Selling Party in the Change of Control transaction.

     20.19 Binding Effect and Facsimile Signatures.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Facsimile signatures shall have the same legal effect as original signatures.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

DEX MEDIA, INC.	QUEBECOR WORLD (USA) INC.
ACTING FOR ITSELF AND ON BEHALF

OF DEX MEDIA EAST LLC AND
DEX MEDIA WEST LLC

By:	/s/ George Burnett	By:	/s/ Kevin J. Clarke

Name: George Burnett		Name: Kevin J. Clarke

Title: President and Chief Executive Officer		Title: Group President, Book and Directory

Date: March 31, 2005		Date: March 31, 2005

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 1.1
Quebecor Existing Directory Titles

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 1.2
Covers

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 1.3
Dex Plus Directory Titles

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 1.4
Incremental Directory Titles

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 1.5
Tab Inserts

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 1.6
Movers Guide

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 2
Base Volumes

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 3
Service Level and Quality Control Procedures

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Attachment 3.1A
Scorecard
(Dex Quality Report Card Process)

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 4
Specifications

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 5
Freight True-Up Process

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 6
Initial Improvements

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 7
Disaster Recovery Plan

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 8
Prices

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 9
Dex Furnished Paper

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***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 10
Periodic Reports

SUMMARY OF REPORT REQUIREMENTS FROM QUEBECOR

TITLE	SCOPE	FREQUENCY	ELEMENTS

PRINT QUALITY	INDIVIDUAL TITLE	AS COMPLETED MONTHLY SUMMARIES YTD SUMMARIES YEAR OVER YEAR TRACKING	INK DENSITIES, REGISTRATION, DOT GAIN, PRINT AND PHYSICAL ATTRIBUTES, PHYSICAL DEFECTS, BINDING QUALITY

DEX COPY-IN	INDIVIDUAL TITLE Cover Text Binding	AS COMPLETED MONTHLY SUMMARIES YTD SUMMARIES	TOTAL PAGES, LATE PAGES, % PAGES LATE, FORMS IN SECTION, FORMS LATE, % FORMS LATE, PAGES AND % QUERIED

TIP ON REPORTS	INDIVIDUAL TITLE Paper Magnets	AS COMPLETED	TOTAL DIRECTORIES PRINTED, TIP ONS PRINTED, # TIP ONS UNUSED, % UNUSED

WEB BREAKS	BY ROLL Basis Weight Color	ON GOING MONTHLY SUMMARIES YTD SUMMARIES YEAR OVER YEAR TRACKING	NUMBER OF ROLLS AND BREAKS, BREAK CATEGORIES, % BREAKS BY CATEGORY

PAPER ENDING INVENTORY	BY ROLL Basis Weight Color	ANNUAL

The substance of each such report shall be substantially similar to the relevant periodic reports provided by Quebecor to Dex immediately prior to the execution of the Agreement.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.

Schedule 11
Dex Code of Business
Ethics and Conduct

Publicly available at: www.dexmedia.com.

Legend:

***	Indicates confidential material that has been: (i) omitted pursuant to a Request for Confidential Treatment and (ii) filed separately with the Securities and Exchange Commission.